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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                      November 9, 1999 (November 8, 1999)


                           NATIONAL STEEL CORPORATION

             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

                1-983                                    25-0687210
       (Commission File Number)                (IRS Employer Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN                 46545-3440
(Address of principal executive offices)                 (Zip Code)


Registrants telephone number, Including area code:   219-273-7000


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ITEM 5. OTHER EVENTS


National Steel Corporation issued a press release an November 8, 1999 declaring a common stock dividend. A copy of this press release is attached hereto as
Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



Exhibit 99.1  Press release dated November 8, 1999.



                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NATIONAL STEEL CORPORATION

Date: November 9, 1999          By: /s/ Glenn H. Gage
                                    -----------------------------------------
                                    Glenn H. Gage
                                    Senior Vice President and Chief Financial
                                    Officer